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                                                                    EXHIBIT 4.16

RESTRICTIVE LEGENDS ON REVERSE SIDE HEREOF

             Incorporated under the laws of the State of Minnesota

SPECIMEN                                                                SPECIMEN

                          GLOBAL MAINTECH CORPORATION


This Certifies that                SPECIMEN                     is the owner and

                    ____________________________________________
registered holder of _________________________________________________ Shares of

                   ____________________________________________________
  fully paid and nonassessable shares of Series F Convertible Preferred Stock, no par value, of
                          Global MAINTECH Corporation

transferable only on the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

IN WITNESS WHEREOF, the said corporation has caused this certificate to be signed by its duly authorized officers and be sealed with the seal of the corporation.

NO              this                        day of                      ,      .
                     ______________________        ____________________   ____

                _________________________     ________________________________
                     Secretary                           President
[CORPORATE
   SEAL]


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Neither these securities nor the securities into which these securities may be convertible have been registered with the securities and exchange commission or the securities commission of any state in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, may not be offered or sold except pursuant to an effective registration statement under the securities act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the securities act and in accordance with applicable state securities laws.

A full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the corporation and the qualifications, limitations or restrictions of such preferences and/or rights will be furnished by said corporation to any stockholder under request and without charge.